Allstate Life Insurance Company of New York
Allstate Life of New York Variable Life Separate Account A

Supplement, dated May 29, 2018, to
the Consultant Accumulator Variable Universal Life Prospectus
the Consultant Protector Variable Universal Life Prospectus

This supplement amends the above referenced prospectus offered by Allstate Life Insurance Company of New York. Please keep this supplement for future reference together with your prospectus. All capitalized terms have the same meaning as those included in the prospectus.

Effective July 2, 2018, Deutsche Investment Management Americas, Inc. investment advisor changed its name to "DWS Investment Management Americas, Inc.".

Effective July 2, 2018, Deutsche Global Income Builder VIP - Class A changed its name to "DWS Global Income Builder VIP - Class A".

Effective July 2, 2018, Deutsche Equity 500 Index VIP - Class A changed its name to "DWS Equity 500 Index VIP - Class A".

Effective July 2, 2018, Deutsche Small Cap Index VIP - Class A changed its name to "DWS Small Cap Index VIP - Class A".

Effective July 30, 2018, PIMCO VIT Foreign Bond Portfolio (U.S. Dollar - Hedged) - Admin. Shares changed its name to " PIMCO VIT International Bond Portfolio (U.S. Dollar - Hedged) - Admin. Shares".

We have made a corresponding change in the names of the Variable Sub-accounts that invest in those Portfolios.

Please keep this supplement for future reference.